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                                                                    EXHIBIT 99.1



    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Williams Coal Seam Royalty Trust (the "Trust") on Form 10-Q for the quarterly period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, not in its individual capacity but solely as the trustee of the Trust, certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to its knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.




                              BANK OF AMERICA, N.A., TRUSTEE FOR
                              WILLIAMS COAL SEAM GAS ROYALTY TRUST


Date: November 13, 2002       By:   /s/ Ron E. Hooper
                                    -------------------------------------------
                                    Ron E. Hooper,
                                    Senior Vice President, Royalty Management



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